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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): FEBRUARY 20, 2001





                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)





          TENNESSEE                    000-27694                 62-1201561
(State or other jurisdiction          (Commission              (IRS Employer
     of  incorporation)               File Number)        Identification Number)


3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE         38125
       (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

On February 20, 2001, SCB Computer Technology, Inc. ("SCB") issued a press release announcing that the United States District Court for the Western District of Tennessee, Western Division, has dismissed with prejudice a class-action lawsuit brought on behalf of SCB's shareholders against SCB, certain of its current and former directors and officers, and Ernst & Young, LLP, SCB's former independent auditor. A copy of the press release is filed as
Exhibit 99 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

       Exhibit
       Number                         Description of Exhibit
       ------                         ----------------------

         99 Press release issued by SCB Computer Technology, Inc., on February 20, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 20, 2001

                                    SCB COMPUTER TECHNOLOGY, INC.



                                    By:         /s/  Michael J. Boling
                                        ----------------------------------------
                                                   Michael J. Boling
                                                Executive Vice President
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX

      Exhibit
       Number                      Description of Exhibit
       ------                      ----------------------

         99 Press release issued by SCB Computer Technology, Inc., on February 20, 2001.